GEOVIC MINING APPOINTS – CORPORATE ANNOUNCEMENTS

October 7, 2008 – Denver, CO - Geovic Mining Corp. (“Geovic” or “The Company”, TSX: GMC, OTC.BB:GVCM), is pleased to make two corporate announcements: 1) the appointment of Alan Peryam as Vice President and General Counsel, and 2) relocation of the Company’s headquarters from Grand Junction, Colorado to Denver, Colorado.

Following graduation from the University of Wyoming Law School in 1969, Mr. Peryam has practiced law for more than 35 years. From 1974 through 1996, he was a partner at the Denver law firm Hopper and Kanouff, specializing in a wide variety of disciplines encompassing corporate, civil, and transactional law. Since 1996 he has worked as a sole practitioner, serving as Geovic’s legal counsel since 1998 and U.S. counsel after the Company went public in Canada in 2006.

Separately, the Company has moved its corporate headquarters from Grand Junction to Denver. The new office, at 1200 17th Street, officially opened its doors on October 1st. Geovic is maintaining a satellite office in Grand Junction, but given Denver’s role as a major U.S. mining center, the Company believes it prudent to have a major presence in the area.

CEO John E. (Jack) Sherborne comments, “Geovic continues to build the infrastructure required to reach our goal of becoming a major mining company. The addition of Alan Peryam as General Counsel and relocation of our Corporate Headquarters to Denver are to further steps in that direction.”

Geovic Background

Geovic is a U.S.-based corporation whose principal asset is a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, with initial production scheduled for late 2010. Additionally, the company controls a diverse portfolio of energy, precious metals, and uranium projects in the United States, operated through its wholly-owned subsidiary Geovic Energy.

Additional Company and project information may be found on the websites www.sedar.com and www.sec.gov. For more information, please contact:

Andrew Hoffman			or	Vanguard Shareholder Solutions
VP, Investor Relations				Direct (604) 608-0824
Geovic Mining Corp.				Toll-Free (866) 801-0779
Direct	(720)	350-4130		ir@vanguardsolutions.ca
Toll-Free	(888)	350-4130
ahoffman@geovic.net

On behalf of the Board John E. Sherborne, CEO and Director Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the future price of metals; the estimation of mineral reserves and resources; the timing and amount of estimated future production, costs of production, and capital expenditures; costs and timing of the development of new deposits; and success of exploration activities, permitting time lines, currency fluctuations, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses, title disputes or claims and limitations on insurance coverage. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Information Form and Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.